Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.24BD

ONE HUNDRED FIFTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

Charter Communications Holding company, LLC

This One Hundred Fifth Amendment (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”), and Charter Communications Holding Company, LLC, as successor in interest to Time Warner Cable Inc. (“Customer”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003 (CSG document no. 1926320), and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.    Upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, which include Exhibit C-9, the Forty-fifth Amendment (CSG document number 2301452, executed June 28, 2010) (the “45th Amendment”), the Fifty-sixth Amendment (CSG document number 2309485, executed August 23, 2012) (the “56th Amendment”), and the Seventy-eighth Amendment (CSG document no. 2504255 executed February 27, 2014) (the “78th Amendment”), Customer agrees to pay the fees set forth below for additional capacity of Commercial Accounts for up to an additional *** ******** (******) commercial accounts for the ACP Commercial Upgrade Service (“Additional Capacity” or “Third Additional Capacity”).

        As a result, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, CSG SERVICES I., "Processing," of Schedule F, "Fees," to the Agreement shall be amended to add a new subsection G, below, titled "CSG Commercial Upgrade Services."  For the avoidance of doubt, Section A of the following fee table was effective as of the effective date of the 45th Amendment, Section B was effective as of the effective date of the 56th Amendment, Section C was effective as of the effective date of the 78th Amendment, and Section D will be effective as of the effective date of this Amendment:

G. ACP Commercial Upgrade Services (Note 1) (Note 5)

Description of Item/Unit of Measure	Frequency	Fee
A.ACP Commercial Upgrade Service
1. ***** * to ** (Note 2)	*******	$*********
2. ***** ** and ****** (Note 3)	*******	$********
B.First Additional Capacity Fee (Note 4)
1. ***** * to ** (Note 6)	*******	$*********
2. ***** ** and ****** (Note 6)	*******	$********
C. Additional Capacity Fee - Second Additional Capacity (Note 4)
1. ***** * to ** (Note 6)	*******	$***********
2. ***** ** and ****** (Note 6)	*******	$**********
D. Additional Capacity Fee - Third Additional Capacity (Note 7)
1. ***** * to ** (Note 7)	*******	$***********
2. ***** ** and ****** (Note 7)	*******	$**********

Note 1: In addition to the fees provided in this Amendment, the existing CSC, as set forth in Section I.A.1 (under CSG SERVICES), and the ******* Fee for Voice Services, as set forth in Section I.A (under VOICE SERVICES) of Schedule F of the Agreement will apply to the commercial customer accounts associated with the ACP Commercial Upgrade Service.  Notwithstanding anything in the Agreement to the contrary, if any Customer receives or elects to receive Account Hierarchy functionality while such Customer is receiving ACP Commercial Upgrade Service, CSG shall provide such Account Hierarchy functionality as part of the ACP Commercial Upgrade Service during the full initial ********** (**) ***** period and for so long thereafter until such Customer discontinues receiving the ACP Commercial Upgrade Service without any incremental fees to Customer for such Account Hierarchy functionality.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 2: Customer agrees to a ********** (**) ***** commitment for ACP Commercial Upgrade Service which shall include up to *** ******** (******) commercial customer accounts with **** (*) non-wireless telephone lines or more, with ** ***** ** ***** *****, HSD or video services (“Initial Capacity”).  Notwithstanding the foregoing, as a result of Customer’s commitment, upon Customer’s use or receipt of the ACP Commercial Upgrade Service being terminated pursuant to the Agreement or expiration of the Agreement and in the case of termination, for reasons other than by Customer pursuant to Section 6.1(c) or 6.1(d) in addition to all other amounts then due and owing to CSG for ACP Commercial Upgrade Services previously rendered, Customer shall pay any ******* fees for ACP Commercial Voice Services rendered and invoiced in accordance with this Amendment through the ***** during which such termination and/or expiration was effective and, in addition, the remaining term of the ********** (**) ***** commitment (******* fee multiplied by ********** (**) ******, less any amounts previously paid).  Further, for purposes of clarity, notwithstanding the ********** (**) ***** commitment period contemplated hereunder, in no event will such period extend past the expiration date of the Agreement unless the parties agree in writing to extend the Term of the Agreement and in such event, CSG shall continue to provide Customer with ACP Commercial Upgrade Service through the end of the unused portion of the ********** (**) ***** commitment period at no additional cost to Customer except, if applicable, usage transaction record fees pursuant to Note 5, after which the ************ (**) ***** and beyond rate will apply.

Note 3: Fee for the ACP Commercial Upgrade Service for the Initial Capacity following the ********** (**) ***** period.  In the event Customer’s use or receipt of the ACP Commercial Upgrade Service is terminated pursuant to the Agreement for reasons other than by Customer pursuant to Section 6.1(c) or 6.1(d), in addition to all other amounts then due and owing to CSG for ACP Commercial Upgrade Services previously rendered, Customer shall be responsible for any ******* fees for ACP Commercial Upgrade Services rendered and invoiced in accordance with this Amendment through the end of the month during which such termination was effective.

Note 4: For avoidance of doubt, Additional Capacity means additional capacity over the Initial Capacity, pursuant to the Amendment, of *** ******** (******) commercial accounts with **** (*) non-wireless telephone lines or more, with ** ***** ** ***** *****, HSD or video services.

Note 5: ACP Commercial Upgrade Service shall include consumption and processing of up to *** ******* ***** (***) usage transaction records per commercial customer account, per *****.  Usage transaction records over *** ******* ***** (***) per commercial account per ***** shall incur Commercial Voice Record Processing fees (per transaction record) referenced in Schedule F, as VOICE SERVICES, Subsection III, Ancillary Services Associated with Voice Services, Subsection 3.

Note 6: No commitment is made by Customer with respect to the Additional Capacity, and Customer may terminate the Additional Capacity at any time after providing at least ****** (**) ***** prior written notice to CSG.  As of the effective date of such termination, Customer shall have no further obligation to pay the Additional Capacity Fee and CSG shall no longer be required to provide the Additional Capacity.  In the event Customer’s use of the Additional Capacity reaches ****** ******* (**%), CSG shall notify Customer of such event and the parties agree to immediately work in good faith to negotiate an increased capacity and the associated fees.

Note 7: No commitment is made by Customer with respect to the Additional Capacity and Customer may terminate the Additional Capacity at any time after providing at least ****** (**) ***** prior written notice to CSG.  As of the effective date of such termination, Customer shall have no further obligation to pay the Additional Capacity Fee and CSG shall no longer be required to provide the Additional Capacity.  In the event Customer’s use of the Third Additional Capacity reaches ****** ******* (**%) or ********** ******** (******) commercial customer accounts, CSG shall notify Customer of such event and the parties agree to immediately work in good faith to negotiate an increased capacity and the associated fees.

    Invoicing Note:  Solely for the ACP Commercial Upgrade Service, CSG agrees to separately invoice up to **** (*) Participating Affiliates designated by Customer for the ACP Commercial Upgrade Service ******* fee on such allocation basis as shall be provided by Customer; provided, however, that notwithstanding the foregoing, CSG shall invoice the Participating Affiliate responsible for causing any Commercial Voice Record Processing fees to apply (i.e., usage transaction records).  Notwithstanding the foregoing, Customer may change the Participating Affiliates to be invoiced by CSG for the ACP Commercial Upgrade Service ******* fee and the applicable allocation basis by providing CSG with no less than ***** (**) ***** prior notice via e-mail of same, provided the aggregate equals the monthly ACP Commercial Upgrade fee.  Customer and CSG acknowledge and agree that regardless of which Participating Affiliate is invoiced, Customer shall at all times be responsible for any amounts due and owing hereunder.

For clarification purposes, the Additional Capacity Fees listed in the above table shall be subject to Section 5.4 Adjustment to Fees of the Agreement commencing in ****.

2.    Commencing promptly following the Effective Date, CSG shall provide the Third Additional Capacity and may thereafter invoice Customer in accordance with the above ******* fees, unless Customer terminates the Third Additional Capacity pursuant to Note 7 of the above table.  As a result of the Third Additional Capacity hereunder, the total of ACP Commercial Accounts capacity is increased from ****** ******** (******) to up to ***** ******** (******).

3.    Customer represents that Time Warner Cable Inc. merged into Spectrum Management Holding Company, LLC (“Spectrum”).  Customer further represents that Spectrum assigned the Agreement to Charter Communications Holding Company, LLC, (“Charter”) and Charter assumed all obligations under the Agreement.  Charter also further agreed to assume, agreed to pay, discharge and perform, all of the obligations of Customer or its successor in interest, Spectrum, arising as of or from the date of *** **, ****.  CSG and Customer hereby agree, all references to Customer in this Agreement shall mean Charter Communications Holding Company, LLC.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed as of the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Name: Mike Ciszek	Name: Gregory L. Cannon
Title: SVP, Billing Strat & Opns	Title: SVP, Secretary & General Counsel
Date: 8/5/16	Date: 8-11-16